                                                                    EXHIBIT 99.2

                                     FORM OF

                   CERTIFICATE OF DESIGNATION, PREFERENCES AND

                       RIGHTS OF SERIES C PREFERRED STOCK

                                       OF

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

                            (PURSUANT TO SECTION 151

                    OF THE DELAWARE GENERAL CORPORATION LAW)

         I, Martin S. McDermut, Secretary of International Remote Imaging Systems, Inc. (the "CORPORATION"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

         That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the said Board of Directors on December 22, 1999, adopted the following resolutions creating a series of the Corporation's Preferred Stock designated as Series C Preferred Stock.

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby creates a series of Series C Preferred Stock, with a par value of $0.01 per share, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows (the following provisions being intended to operate in addition to any other provisions of said Certificate of Incorporation applicable to any series of Preferred Stock):


                            SERIES C PREFERRED STOCK

         1. DESIGNATION, PAR VALUE AND AMOUNT. The shares of such series shall be designated as "Series C Preferred Stock" (hereinafter referred to as "Series C Preferred Stock"), the shares of such series shall be with par value of $0.01 per share, and the number of shares constituting such series shall be 1,000,000; provided, however, that, if more than a total of 1,000,000 shares of Series C Preferred Stock shall be issuable upon the exercise of Rights (the "RIGHTS") issued pursuant to the Rights Agreement, dated as of January 21, 2000, between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent (as amended from time to time, the "RIGHTS AGREEMENT"), the Board of Directors of the Corporation shall direct by resolution or resolutions that a certificate be properly executed, acknowledged and filed providing for the total number of shares of Series C Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of the Rights.



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         2. DIVIDENDS AND DISTRIBUTIONS.

         2.1. Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of assets legally available for the purpose, quarterly dividends payable in cash on the first business day of March, June, September and December in each year (each such date being referred to herein as a "QUARTERLY DIVIDEND PAYMENT DATE"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment set forth in Section 6.1, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $.01 per share, of the Corporation (the "COMMON STOCK") or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock.

         2.2. The Corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in Section 2.1 above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series C Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         2.3. Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 30 days prior to the date fixed for the payment thereof.



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         3. VOTING RIGHTS. The holders of shares of Series C Preferred Stock shall have the following voting rights:

         3.1. Except as provided in Section 3.3 and subject to the provision for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.

         3.2. Except as otherwise provided herein or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         3.3. The following additional provisions shall apply with respect to the voting of shares of Series C Preferred Stock.

              3.3.1. If, on the date used to determine stockholders of record for any meeting of stockholders for the election of directors, a default in preference dividends (as defined in Section 3.3.5 below) on the Series C Preferred Stock shall exist, the holders of the Series C Preferred Stock shall have the right, voting as a class as described in Section 3.3.2 below, to elect two directors (in addition to the directors elected by holders of Common Stock of the Corporation). Such right may be exercised (a) at any meeting of stockholders for the election of directors or (b) at a meeting of the holders of shares of Voting Preferred Stock (as hereinafter defined), called for the purpose in accordance with the Bylaws of the Corporation, until all such cumulative dividends (referred to above) shall have been paid in full or until non-cumulative dividends have been paid regularly for at least one year.

              3.3.2. The right of the holders of Series C Preferred Stock to elect two directors, as described above, shall be exercised as a class concurrently with the rights of holders of any other series of Preferred Stock upon which voting rights to elect such directors have been conferred and are then exercisable. The Series C Preferred Stock and any additional series of Preferred Stock that the Corporation may issue and that may provide for the right to vote with the foregoing series of Preferred Stock are collectively referred to herein as "VOTING PREFERRED STOCK."

              3.3.3. Each director elected by the holders of shares of Voting Preferred Stock shall be referred to herein as a "PREFERRED DIRECTOR." A Preferred Director shall continue to serve as such for a term of one year, except that upon any termination of the right of all holders of Voting Preferred Stock to vote as a class for Preferred Directors, the term of office of Preferred Directors then serving shall terminate. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of a majority of the outstanding shares of Voting Preferred Stock then entitled to vote for the election of directors, present (in person or by proxy) and voting together as a single class (a) at a meeting of the



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stockholders, or (b) at a meeting of the holders of shares of such Voting
Preferred Stock, called for the purpose in accordance with the Bylaws of the Corporation.

              3.3.4. So long as a default in any preference dividends of the Series C Preferred Stock shall exist or the holders of any other series of Voting Preferred Stock shall be entitled to elect Preferred Directors, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote or written consent of the holders of a majority of the outstanding shares of Voting Preferred Stock then entitled to vote for the election of directors, present (in person or by proxy) and voting together as a single class, at such time as the removal shall be effected. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever (x) no default in preference dividends on the Series C Preferred Stock shall exist and (y) the holders of other series of Voting Preferred Stock shall no longer be entitled to elect such Preferred Directors, then the number of directors constituting the Board of Directors of the Corporation shall be reduced by two.

              3.3.5. For purposes hereof, a "DEFAULT IN PREFERENCE DIVIDENDS" on the Series C Preferred Stock shall be deemed to have occurred whenever the amount of cumulative and unpaid dividends on the Series C Preferred Stock shall be equivalent to six full quarterly dividends or more (whether or not consecutive), and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all cumulative dividends on all shares of the Series C Preferred Stock then outstanding shall have been paid through the last Quarterly Dividend Payment Date or until, but only until, non-cumulative dividends have been paid regularly for at least one year.

         3.4. Except as set forth herein (or as otherwise required by applicable law), holders of Series C Preferred Stock shall have no general or special voting rights and their consent shall not be required for taking any corporate action.

         4. CERTAIN RESTRICTIONS.

         4.1. Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

              4.1.1. declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;



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

              4.1.2. declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

              4.1.3. redeem or purchase or otherwise acquire for consideration (except as provided in Section 4.1.4 below) shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Preferred Stock;

              4.1.4. redeem or purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         4.2. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4.1, purchase or otherwise acquire such shares at such time and in such manner.

         5. REACQUIRED SHARES. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Amendment creating a series of Preferred Stock or as otherwise required by law.

         6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         6.1. Subject to the prior and superior rights of holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series C Preferred Stock with respect to rights upon liquidation, dissolution or winding up (voluntary or otherwise), no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends



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

or upon liquidation, dissolution or winding up) to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received per share an amount equal to the greater of 1,000 times $9.00 or 1,000 times the payment made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "SERIES C LIQUIDATION PREFERENCE"). Following the payment of the full amount of the Series C Liquidation Preference, no additional distributions shall be made to the holders of shares of Series C Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "CAPITAL ADJUSTMENT") equal to the quotient obtained by dividing (i) the Series C Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6.3 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) being hereafter referred to as the "ADJUSTMENT NUMBER"). Following the payment of the full amount of the Series C Liquidation Preference and the Capital Adjustment in respect of all outstanding shares of Series C Preferred Stock and Common Stock, respectively, holders of Series C Preferred Stock and holders of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

         6.2. In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series C Preferred Stock, then such remaining assets shall be distributed ratably to the holders of Series C Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Capital Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

         6.3. In the event the Corporation shall (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number (as appropriately adjusted as set forth in Section 6.3 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) times the aggregate amount of stock,



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

securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

         8. NO REDEMPTION. The shares of Series C Preferred Stock shall not be redeemable.

         9. RANKING. The Series C Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such other series shall provide otherwise.

         10. AMENDMENT. The Certificate of Incorporation of the Corporation shall not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series C Preferred Stock, voting separately as a class.

         11. FRACTIONAL SHARES. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series C Preferred Stock.

         RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized to execute a Certificate of Designation with respect to the Series C Preferred Stock pursuant to Section 151 of the General Corporation Law of the State of Delaware and to take all appropriate action to cause such Certificate to become effective, including, but not limited to, the filing and recording of such Certificate with and/or by the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, I have executed and subscribed to this Certificate and do affirm the foregoing as true under penalty of perjury this 21st day of January, 2000.



                                        /s/ MARTIN S. McDERMUT
                                        ---------------------------------
                                        Martin S. McDermut
                                        Secretary





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


                                    EXHIBIT B

                            Form of Right Certificate

                                 (see attached)

                            FORM OF RIGHT CERTIFICATE

Certificate No. R-                                                  _____ Rights



                  NOT EXERCISABLE AFTER DECEMBER 22, 2009 OR EARLIER IF REDEEMED BY THE CORPORATION. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.



                                RIGHT CERTIFICATE

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

         This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of January 21, 2000 (the "RIGHTS AGREEMENT"), between International Remote Imaging Systems, Inc. (the "CORPORATION"), and Continental Stock Transfer & Trust Company (the "RIGHTS AGENT") to purchase from the Corporation at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., California time, on December 22, 2009, unless the Rights evidenced hereby shall have been previously redeemed by the Corporation, at the principal office or offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth (1/1000th) of a fully paid non-assessable share of Series C Preferred Stock, $0.01 par value per share (the "PREFERRED STOCK"), of the Corporation, at a purchase price of $9.00 per one one-thousandth (1/1000th) of a share of Preferred Stock (the "PURCHASE PRICE"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths (1/1000ths) of a share of Preferred Stock that may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 22, 1999, based on the Preferred Stock as approved on such date.

         Upon the occurrence of a Section 11.1.2 Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement),
(ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11.1.2 Event.

         As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths (1/1000ths) of a share of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Corporation and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Corporation and the principal office or offices of the Rights Agent.

         This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock or other securities as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $.01 per Right (subject to adjustment as provided in the Rights Agreement) payable in cash.

         No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are one one-thousandth (1/1000th) or integral multiples of one one-thousandth (1/1000th) of a share of Preferred Stock, which may, at the election of the Corporation, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or of any other securities of the Corporation that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal. Dated: ___________________, _______.

[SEAL]

ATTEST:                                      International Remote Imaging
                                             Systems, Inc.



By: _______________________________          By:  ______________________________

Name: _____________________________          Name: _____________________________

Title: ____________________________          Title: ____________________________


Countersigned:

Continental Stock Transfer & Trust Company, a New York banking corporation



By: _______________________________
          Authorized Officer

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)


FOR VALUE RECEIVED _____________________________________________________________

hereby sells, assigns and transfers unto _______________________________________


________________________________________________________________________________
                  (Please print name and address of transferee)

________________________________________________________________________________

         this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
_______________________ Attorney-in-Fact, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

         The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate, and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).


Dated: ____________________________        _____________________________________
                                           Signature

Signature Guaranteed:



___________________________________

                          FORM OF ELECTION TO PURCHASE
        (To be executed by the registered holder if such holder desires to exercise Rights represented by the Right Certificate)


To the Rights Agent:

         The undersigned hereby irrevocably elects to exercise ______________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock, shares of Common Stock or other securities be issued in the name of:

Please insert social security number
or other identifying number: ___________________________________________________


________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________


         If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security number
or other identifying number: ___________________________________________________


________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

         The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred by or on behalf of any such Acquiring Person, Affiliate or Associate, and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).


Dated: ____________________________        _____________________________________
                                           Signature

Signature Guaranteed:



___________________________________

                                     Notice


         Signatures must be guaranteed by an "Eligible Guarantor Institution" as defined in Rule 17Ad-15 (or any successor rule or regulation) promulgated pursuant to the Securities Exchange Act of 1934, as amended (this term means, in general, banks, stock brokers, savings and loan associations, and credit unions, in each case with membership in an approved signature guarantee medallion program).

         The signature on the foregoing Forms of Assignment and Election and certificates must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Corporation and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                    EXHIBIT C

             Summary of Rights to Purchase Series C Preferred Shares

                                 (see attached)

                          SUMMARY OF RIGHTS TO PURCHASE

                            SERIES C PREFERRED SHARES


         On December 22, 1999, the Board of Directors (the "BOARD") of International Remote Imaging Systems, Inc. ("IRIS") declared a dividend of one right (a "RIGHT") for each outstanding share of IRIS Common Stock, par value $0.01 per share (the "COMMON SHARES"). The dividend is payable to the stockholders of record on February 7, 2000 (the "RECORD DATE"), and with respect to Common Shares issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from IRIS one one-thousandth (1/1000th) (subject to adjustment) of a share of IRIS Series C Preferred Stock, $0.01 par value per share (the "PREFERRED SHARES"), at a price of $9.00 per one one-thousandth (1/1000th) of a Preferred Share (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "RIGHTS AGREEMENT") between IRIS and Continental Stock Transfer & Trust Company, as Rights Agent (the "RIGHTS Agent"), dated as of January 21, 2000.

         Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the earliest to occur of (i) a person or group of affiliated or associated persons having acquired, without the prior approval of IRIS' Board, beneficial ownership of 20% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as hereinafter defined); or (ii) 10 days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (as hereinafter defined) (the "DISTRIBUTION DATE"). A person or group whose acquisitions of Common Shares cause a Distribution Date pursuant to clause
(i) above is an "ACQUIRING PERSON," with certain exceptions as set forth in the Rights Agreement. The date that it is first publicly announced that a person or group has become an Acquiring Person is the "SHARES ACQUISITION DATE."

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the associated Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("RIGHT CERTIFICATES") will be mailed to the holders of record of the Common Shares as of the Close of Business (as defined in the Rights Agreement) on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on December 22, 2009, unless earlier redeemed by IRIS as described below.

         In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding Common Shares at a price and on terms which a majority of certain members of the Board determines to be adequate and in the best interests of IRIS, its stockholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates (a "PERMITTED OFFER"), each holder of a Right will thereafter have the right (the "FLIP-IN RIGHT") to receive upon exercise the number of Common Shares (or, in certain circumstances, of one one-thousandths (1/1000ths) of a Preferred Share or other securities of IRIS) having an aggregate per share market price (immediately prior to such triggering event, as determined in accordance with the Rights Agreement) equal to two times the Purchase Price. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. The Board has the option, at any time after any person becomes an Acquiring Person, to exchange all or part of the then-exercisable Rights (excluding those that have become void, as described in the immediately preceding sentence) for Common Shares, at an exchange ratio determined by dividing the then-applicable Purchase Price by the then-current market price per share of Common Shares. However, this option generally terminates if any person becomes the beneficial owner of 50% or more of the Common Shares.

         In the event that, at any time following the Shares Acquisition Date,
(i) IRIS is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of IRIS' assets or earning power is sold or transferred, in either case with or to (x) an Acquiring Person or any affiliate or associate thereof or (y) any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or
(z) if, in such transaction, all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "FLIP-OVER RIGHT") to receive, upon exercise, common shares of the acquiring company having a value equal to two times the Purchase Price. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

         The Purchase Price payable, and the number of Preferred Shares, Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current per share market price of the Preferred Shares, or (iii) upon the distribution to holders of Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         The number of outstanding Rights and the number of the one-thousandths (1/1000ths) of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend per share of 1,000 times the dividend declared per share of Common Share. In the event of liquidation, the holders of Preferred Shares will be entitled to a minimum preferential liquidation payment per share in an amount equal to the greater of 1,000 times $9.00 or 1,000 times the payment made per Common Share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "SERIES C LIQUIDATION PREFERENCE"); thereafter, and after the holders of Common Shares receive a liquidation payment of an amount equal to the quotient obtained by dividing the Series C Liquidation Preference by 1,000 (subject to certain adjustments for stock splits, stock dividends and recapitalizations with respect to the Common Shares), the holders of Preferred Shares and the holders of the Common Shares will share the remaining assets in the ratio of 1,000 (as adjusted) to 1 for each Preferred Share and Common Shares so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. These rights are protected by customary antidilution provisions. If there is a default on any dividends owed to the holders of the Preferred Shares on the date used to determine stockholders of record for any meeting of stockholders for the election of directors, then the holders of Preferred Shares shall have the right, voting as a class, to elect two directors (in addition to the directors elected by holders of Common Shares) (each a "PREFERRED DIRECTOR"). A Preferred Director will continue to serve as such for a term of one year or, if sooner, when all cumulative dividends owed to the holders of Preferred Shares have been fully paid or until non-cumulative dividends have been paid regularly for at least one year.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are one one-thousandth (1/1000th) or integral multiples of one one-thousandth (1/1000th) of a Preferred Share, which may, at the election of IRIS, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the then-current per share market price of the Preferred Shares on the last trading day prior to the date of exercise.

         At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, IRIS may redeem the Rights in whole, but not in part, at a price (payable in cash or, at IRIS' election, in Common Shares) of $.001 per Right (the "REDEMPTION PRICE"), which redemption shall be effective upon the action of the Board. Additionally, following the Shares Acquisition Date, IRIS may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving IRIS in which all holders of Common Shares are treated alike but not involving an Acquiring Person or its affiliates or associates.

         All of the provisions of the Rights Agreement may be amended by the Board of IRIS prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of IRIS, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of IRIS, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

         A COPY OF THE RIGHTS AGREEMENT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS AN EXHIBIT TO A REGISTRATION STATEMENT ON FORM 8-K. A COPY OF THE RIGHTS AGREEMENT IS AVAILABLE FREE OF CHARGE FROM IRIS. THIS SUMMARY DESCRIPTION OF THE RIGHTS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE.



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